UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 11, 2007

HUIHENG MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-132056	20-4578899
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

No. 506 Block B, Yingdali Digital Park, Hongmian Road
Futian Free Trade Zone, Shenzhen P.R. China 518038
(Address of principal executive offices)

Registrant’s telephone number, including area code: 86-25331511

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes In Registrant's Certifying Accountant

(a) Dismissal of Li & Company, PC

On July 11, 2007, the Board of Directors of Huiheng Medical, Inc. (the “Company”) dismissed Li & Company, PC (“Li & Company”) as its independent registered public accounting firm, effective immediately.

Li & Company’s reports on the financial statements of the Company (at that time known as Mill Basin Technologies, Ltd.) as of and for the fiscal years ended November 30, 2005 and 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph as to a going concern assumption.

During the fiscal years ended November 30, 2005 and 2006, and through July 11, 2007, there were no disagreements with Li & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Li & Company’s satisfaction, would have caused Li & Company to make reference thereto in its reports on the financial statements for such years. During the period described in the preceding sentence, there were no “reportable events” (as defined in the Securities and Exchange Commission Regulation S-B, Item 304 (a)(1)(v)).

The Company provided Li & Company with a copy of the above disclosures and requested Li & Company to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Attached as Exhibit 16.1 is a copy of the Li & Company letter to the Securities and Exchange Commission.

(b) Engagement of UHY ZTHZ HK CPA Limited

On July 11, 2007, the Board of Directors of the Company engaged UHY ZTHZ HK CPA Limited (“UHY”) as the Company's independent registered public accounting firm as of and for the fiscal year ending December 31, 2007. During the fiscal years ended November 30, 2005 and 2006 and through July 11, 2007 neither the Company nor anyone acting on its behalf consulted with UHY regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B and the related instructions to that Item.

UHY had audited the financial statements of Allied Moral Ltd. for the fiscal years ended December 31, 2005 and 2006. On May 15, 2007 the Company issued newly issued shares to the shareholders of Allied Moral and the shareholders of Allied Moral acquired control of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 11, 2007, the Board of Directors of the Company determined to change the fiscal year end of the Company from November 30 to December 31, since December 31 was the fiscal year end of Allied Moral, which now comprises all of the operations of the Company.

Item 9.01 Financial Statements And Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Li & Company to the Securities and Exchange Commission dated July 16, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huiheng Medical, Inc.

July 16, 2007	By:	/s/ Li Bo

Li Bo Secretary

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